UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported): August 9, 2005
                                (August 8, 2005)


                         DOV PHARMACEUTICAL, INC.
            (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-49730                 22-3374365
      (State or Other           (Commission File No.)         (IRS Employer
      Jurisdiction of                                      Identification No.)
       Incorporation)


                   433 Hackensack Avenue, Hackensack, NJ 07601
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (201) 968-0980
                                 --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement

      On August 8, 2005, registrant announced that it and MSD Warwick (Manufacturing) Ltd., an affiliate of Merck & Co, Inc., have amended the exclusive license, development and commercialization agreement dated August 5, 2004, between the parties. The text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this current report on Form 8-K.

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

      On August 9, 2005, registrant announced its financial results for the quarter ended June 30, 2005. The text of the press release issued in connection with the announcement is filed as Exhibit 99.2 to this current report on Form 8-K.

      In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section unless registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this current report on Form 8-K.

    Exhibit No.   Title

     99.1       Press Release dated August 8, 2005, of DOV Pharmaceutical, Inc.

     99.2       Press Release dated August 9, 2005, of DOV Pharmaceutical, Inc.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           DOV Pharmaceutical, Inc.

Date    August 9, 2005     By: /s/ Leslie Hudson
                               ------------------------------------------------
                               Leslie Hudson
                               President and Chief Executive Officer

                                EXHIBIT INDEX


    Exhibit No.   Title

     99.1       Press Release dated August 8, 2005, of DOV Pharmaceutical, Inc.

     99.2       Press Release dated August 9, 2005, of DOV Pharmaceutical, Inc.